Exhibit 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                  REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


I, James L. Donald, state and attest that:

         a. To the best of my knowledge, based upon a review of the covered reports of Pathmark Stores, Inc. (the "Company") and, except as corrected or supplemented in a subsequent covered report:

         1. no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         2. no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this Statement with the Company's Audit Committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this Statement, is a "covered report":

         o Annual Report on Form 10-K for the fiscal year ended February 2, 2002, filed with the Commission, of Pathmark Stores, Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pathmark Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
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         o        any amendments to any of the foregoing.


 /s/ James L. Donald                        Subscribed and sworn to before
-----------------------------               me this 12th day of September, 2002.
     James L. Donald


Date: September 12, 2002                         /s/ Margaret M. Storms
                                            ------------------------------------
                                                       Notary Public

                                                  My Commission expires:

                                                       August 2, 2003
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